SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 7, 1999



                           CHEFS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       0-8513                                               22-2058515
(Commission File Number)                       (IRS Employer Identification No.)


               62 Broadway, Point Pleasant Beach, New Jersey 08742
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 732-295-0350


                                 Not Applicable
          (Former name of former address, if changed since last report)

Item 1.  Changes in Control of Registrant

          On July 7, 1999, Michael F. Lombardi, Joseph S. Lombardi, Stephen F. Lombardi and Anthony M. Lombardi were elected as directors of Chefs International, Inc. ("Chefs") to fill the vacancies created by the resignations of Anthony Papalia, Martin W. Fletcher, Jack Mariucci and James Fletcher. The current members of the Chefs' Board of Directors are:

    Name                                     Age                       Position

  Robert M. Lombardi                          47                        Director
  Michael F. Lombardi                         50                        Director
  Joseph S. Lombardi                          48                        Director
  Stephen F. Lombardi                         43                        Director
  Anthony M. Lombardi                         43                        Director

          The new directors are members of a group of stockholders (the "Lombardi Group") that beneficially owns in the aggregate 2,281,610 shares of Chefs' common stock, or 50.8% of the outstanding shares. The members of the Lombardi Group include the five current directors listed above and Lombardi & Lombardi, P.A., Lombardi & Lombardi, P.A. Defined Benefit Pension Plan, and December '95 Investment Club. The Lombardi Group controls Chefs by virtue of its beneficial ownership of a majority of Chef's outstanding common stock and its control of the Chefs' Board of Directors.

          On May 20, 1999, Michael F. Lombardi, Joseph S. Lombardi, Robert M. Lombardi, Anthony M. Lombardi, Joseph A. Lombardi and Stephen F. Lombardi purchased 1,722,445 shares of Chefs' common stock for $2.50 per share from Donald F. Conway, Chapter 11 Trustee for the bankruptcy estate of Robert E. Brennan. The purchase was made pursuant to a Stock Purchase Agreement, dated June 25, 1998, as amended, and Court Orders dated September 18, 1998 and
November 4, 1998 of the U.S. Bankruptcy Court for the District of New Jersey. The 1,722,445 shares were acquired as follows: 1,055,556 by Robert M. Lombardi; 66,889 by Anthony M. Lombardi; and 600,000 by Joseph S. Lombardi. All funds used by Anthony M. Lombardi and Joseph S. Lombardi to purchase the shares from the Trustee were derived from their respective personal funds. All funds used by Robert M. Lombardi to purchase shares from the Trustee were derived from his personal funds, except that he received a $555,555 loan from the Lombardi & Lombardi, P.A. Defined Benefit Pension Plan and a $416,666 loan from the Lombardi & Lombardi, P.A. Profit Sharing Plan to fund a portion of his acquisition.

          With their control of Chefs, the Lombardi Group intends to evaluate:

          *    the business direction of Chefs;

          *    the performance of Chefs' current executive officers; and

          * actions which might be taken to maximize stockholder value, including various strategic transactions and alternatives.


Item 7.  Financial Statements and Exhibits

         The following exhibits are incorporated by reference in this Current Report on Form 8-K:

               99.1 Amendment  No. 4 to Schedule  13D of the  Lombardi  Group is
                    incorporated by reference to the Schedule 13D filed by the Lombardi Group with the SEC on June 2, 1999.

               99.2 Information  Statement of the Registrant Pursuant to Section
                    14(f) of the Securities Exchange Act of 1934 is incorporated by reference to the Information Statement filed by the Registrant with the SEC on June 24, 1999.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHEFS INTERNATIONAL, INC.


                                                 /s/ Robert M. Lombardi
                                                 Robert M. Lombardi, Chairman of
                                                 the Board


Dated: July 19, 1999